Exhibit 10.40

Execution Copy

$75,000,000 AGGREGATE PRINCIPAL AMOUNT

ODYSSEY RE HOLDINGS CORP.

7.65% SENIOR NOTES

DUE 2013

Underwriting Agreement

dated November 13, 2003

BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE FIRST BOSTON LLC

J.P. MORGAN SECURITIES INC.

ODYSSEY RE HOLDINGS CORP.

(a Delaware corporation)

$75,000,000

7.65% SENIOR NOTES due 2013

UNDERWRITING AGREEMENT

November 13, 2003

BANC OF AMERICA SECURITIES LLC
CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES INC.
     as Representatives of the several Underwriters
     named in Schedule I hereto

BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

CREDIT SUISSE FIRST BOSTON LLC
11 Madison Avenue
New York, New York 10010-3629

J.P. MORGAN SECURITIES INC.
270 Park Avenue, 7th Floor
New York, New York 10017

Ladies and Gentlemen:

     Odyssey Re Holdings Corp., a Delaware corporation (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, $75,000,000 principal amount of its 7.65% Senior Notes due 2013 (the “Securities”), to be issued under an indenture (the “Base Indenture”), dated as of October 31, 2003, between the Company and The Bank of New York, as trustee (the “Trustee”), as supplemented and amended, being referred to as the “Indenture”. To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

     Certain terms used herein are defined in Section 17 hereof. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; any reference herein to the Registration Statement shall be deemed to refer to and include any post-effective amendments thereto which were filed under the Act after the Effective Date of the Registration Statement as each was declared effective; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

     SECTION 1. Representations and Warranties.

     (a)  Representations and Warranties. The Company represents and warrants to and agrees with each Underwriter as of the date hereof and as of the Closing Date (as defined in Section 3 below) (each, a “Representation Date”) as follows:

(i) Registration Statement and Prospectus. The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (Registration No. 333-97819) on Form S-3 (the “Registration Statement”), including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Registration Statement, as so amended, has been declared effective by the Commission. The Company will next file with the Commission a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b). The Company has included in the Registration Statement, as amended, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Registration Statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

(ii) Compliance With Registration Requirements. On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Indenture complies in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

(iii) Offering Materials Furnished to Underwriters. The Company has delivered to each of the Representatives one complete copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Basic Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

(iv) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Final Prospectus, the Final Prospectus or the Registration Statement.

(v) No Applicable Registration or Other Similar Rights. Except as disclosed in the Final Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(vi) Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Final Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder.

(vii) Financial Statements. The financial statements of the Company included or incorporated by reference in the Registration Statement and the Final Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries and as at the dates indicated and the statement of operations and comprehensive income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly in accordance with GAAP the information required to be stated therein.

(viii) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and its subsidiaries, in each case whether or not arising in the ordinary course of business, considered as one entity (a “Material Adverse Change”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, and (C) except for regular quarterly dividends on the Common Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(ix) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under each of the Operative Agreements to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change.

(x) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change; except as otherwise disclosed in the Registration Statement, all of the capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (A) the subsidiaries listed on Schedule II hereto and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(xi) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Prospectus under the captions “Description of Preferred Stock” and “Description of Common Stock”. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(xii) Solicitation. The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).

(xiii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiv) Authorization of the Indenture and the Securities. The Indenture has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Securities will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Indenture.

(xv) Description of the Operative Agreements. The Operative Agreements, as of each Representation Date, conform and will conform, as applicable, in all material respects to the statements relating thereto contained in the Final Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

(xvi) Absence of Defaults and Conflicts. None of the Company or any of the Subsidiaries is in violation of its charter or bylaws or other constitutive documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any

Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary of the Company is subject (collectively, “Agreements and Instruments”), except for such defaults that would not result in a Material Adverse Change. The execution, delivery and performance by the Company of the Operative Agreements and the consummation of the transactions contemplated therein or in the Registration Statement and the Prospectus (including, the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Final Prospectus under the caption “Use of Proceeds”) and the compliance by the Company with their obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Change), nor will such actions result in any violation of the provisions of the charter or bylaws or other constitutive documents of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or a Subsidiary.

(xvii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Change.

(xviii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary of the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Change, or which, individually or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof, the consummation of the transactions contemplated in the Operative Agreements or the performance by the Company of its obligations under any of the Operative Agreements; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Change.

(xix) Accuracy of Exhibits. There are no material contracts or documents which are required to be described in the Registration Statement, the Final Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

(xx) Possession of Intellectual Property. Except as disclosed in the Final Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, other than those the absence of which would not have a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

(xxi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required in connection with the offering of the Securities, for the due authorization, execution and delivery by the Company of the Operative Agreements or for the performance by the Company of its obligations under any of the Operative Agreements to which it is a party, except such as has been already obtained or as may be required under the Act and the rules and regulations of the Commission thereunder or state securities or blue sky laws.

(xxii) Possession of Licenses and Permits. The Company and its Subsidiaries own or possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them other than those the absence of which would not have a Material Adverse Change; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Change; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(xxiii) Title to Property. The Company and its subsidiaries have good and marketable title to all material real properties owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Final Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Final Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxiv) Investment Company Act. The Company is not, and upon the issuance and sale (as applicable) of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Final Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxv) No Price Stabilization or Manipulation. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

(xxvi) Company’s Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (b)  Officer’s Certificates. Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as applicable, to the Underwriters as to the matters covered thereby.

     SECTION 2. Purchase and Sale.

     Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the Securities, in the respective principal amounts set forth opposite such Underwriter’s name in Schedule I hereto, at a purchase price equal to 99.6325% of the principal amount thereof (the “Purchase Price”).

     SECTION 3. Delivery and Payment.

     Delivery of and payment for the Securities shall be made at 9:00 a.m., New York City time, on November 18, 2003, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives, of the Purchase Price thereof to or upon the order of the Company by wire transfer payable in immediately available funds to an account specified by the Company or in such other manner of payment as the Company and the Representatives may agree. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     SECTION 4. Offering by Underwriters.

     It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

     SECTION 5. Agreements.

     The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or any supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy of the same. Subject to the foregoing sentence, the Company will cause the Final Prospectus and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide reasonable evidence to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company will promptly (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. (the “NASD”), in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(f) The Company will not, without the prior written consent of Banc of America Securities LLC (“BAS”), Credit Suisse First Boston LLC (“CSFB”) and J.P. Morgan Securities, Inc. (“JPMorgan”), offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section

16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, within 30 days after the Closing Date.

(g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. The Company will use the proceeds of the offering as described in the Final Prospectus under “Use of Proceeds.”

(h) The Company, during the period when the Final Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Act and the Exchange Act within the time periods required by the same.

(i) Until the second anniversary of the date hereof, the Company will furnish upon request to Banc of America Securities LLC at 9 West 57th Street, 49th Floor, New York, NY 10019, Attention: Robert Giammarco, Credit Suisse First Boston LLC at 11 Madison Avenue, New York, New York 10010-3629, Attention: Transactions Advisory Group and J.P. Morgan Securities Inc. at 270 Park Avenue, 7th Floor, New York, New York 10017, Attention: Transaction Execution Group: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of operations and comprehensive income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission; and (iii) from time to time, such other public information concerning the Company as the Representatives may reasonably request; provided, however, that the Company shall not be required to provide BAS, CSFB or JPMorgan with any such information, reports or similar forms that have been filed or furnished with the Commission by an electronic transmission pursuant to the Electronic Data Gathering Analysis and Retrieval System (EDGAR) or an equivalent electronic database authorized by the Commission.

     SECTION 6. Conditions to the Obligations of the Underwriters.

     The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) The Company shall have requested and caused Shearman & Sterling LLP, counsel for the Company, and Donald L. Smith, Esq., Senior Vice President, General Counsel and Corporate Secretary of the Company, to have furnished to the Representatives their opinions in the Forms provided in Schedule III and Schedule IV, respectively, dated the Closing Date and addressed to the Representatives.

(c) The Representatives shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President and Chief Executive Officer or the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material change in the condition (financial or otherwise), earnings, business or properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

(e) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have conducted an audit of the consolidated financial information of the Company for the year ended December 31, 2002 and as of December 31, 2002 and have performed a review of the unaudited interim financial information of the Company for the nine-month period ended September 30, 2003, and as at September 30, 2003, in accordance with Statement on Auditing Standards Nos. 71 and 100.

(f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease in the items specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

(g) Subsequent to the Execution Time, there shall not have been any decrease in the financial strength rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible adverse change to a rating.

(h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York 10017, on the Closing Date.

     SECTION 7. Payment of Expenses.

     (a) The Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, including (i) the costs associated with the preparation,

printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto (ii) the costs associated with the preparation, issuance and delivery of the Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the counsel, accountants and other advisors or agents (including transfer agents and registrars) to the Company, as well as the fees and disbursements of the Trustee and any Depositary, and their respective counsel, (iv) the printing and delivery to the Underwriters of copies of the Basic Prospectus, each preliminary prospectus, including the Preliminary Final Prospectus, and the Final Prospectus, and any amendments or supplements thereto, (v) the fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (vi) the qualification of the Securities under securities laws in accordance with the provisions of Section 5(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, and (vii) the cost of making the Securities eligible for clearance and settlement through the facilities of The Depository Trust Company.

     (b)  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters attributable to the Company set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10(i) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

     SECTION 8. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof including the Registration Statement, or in the Basic Prospectus, any preliminary prospectus, including the Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; and provided, further, that with respect to any preliminary prospectus, including the Preliminary Final Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Securities, or any person controlling such Underwriter, if copies of the Final Prospectus were timely delivered to the Underwriter and a copy of the Final Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Securities to such person, and if such Final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b)  Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the table in the first paragraph, and the third, fourth and fifth paragraphs under the heading “Underwriting” by the Underwriters constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint one counsel of the indemnifying party’s choice at the indemnifying party’s reasonable expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party, it being understood that the indemnifying party shall not be liable for more than one separate firm (in addition to one local firm in each jurisdiction) for all indemnified parties in each jurisdiction in which any claim or action arising out of the same general allegations or circumstances is brought. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not, without the prior written consent of the indemnified party, enter into any settlement or compromise or consent to the entry of any judgment.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, and the relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     SECTION 9. Default by an Underwriter.

     If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     SECTION 10. Termination.

     Prior to the Closing Date this Agreement may be terminated by the Underwriters by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or the New York Stock Exchange (the “NYSE”), or trading in securities generally on either of the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any U.S. federal or New York authority; (iii) there shall have occurred any outbreak or escalation of hostilities or any crisis or calamity involving or affecting the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in U.S. or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Final Prospectus (exclusive of any supplement thereto) or to enforce contracts for the sale of securities; or (iv) there shall have occurred any change, or any development that could reasonably be expected to result in a change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Final Prospectus (exclusive of any supplement thereto). Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company to the Underwriters, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 7 hereof, (b) the Underwriters to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     SECTION 11. Representations and Indemnities to Survive.

     The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     SECTION 12. Notices.

     All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to:

Banc of America Securities LLC 9 West 57th Street New York, New York 10019 Facsimile: 212-847-5184 Attention: High Grade Capital Markets Transaction Management

and

Credit Suisse First Boston LLC 11 Madison Avenue New York, New York 10010-3629 Facsimile: 212 325-4296 Attention: Transactions Advisory Group

and

J.P. Morgan Securities Inc. 270 Park Avenue, 7th Floor New York, New York 10017 Facsimile: (212) 834-6702 Attention: Transaction Execution Group

or, if sent to the Company, will be mailed, delivered or telefaxed to:

Odyssey Re Holdings Corp. 140 Broadway 39th Floor New York, New York 10005 Facsimile: 212-571-6452 Attention: Andrew A. Barnard, President and Chief Executive Officer

with a copy to:

Odyssey Re Holdings Corp. 300 Stamford Place Stamford, Connecticut 06902 Facsimile: 203-965-7960 Attention: Donald L. Smith, Esq. Senior Vice President, General Counsel and Corporate Secretary

     SECTION 13. Successors.

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     SECTION 14. GOVERNING LAW.

     THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 15. Counterparts.

     This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     SECTION 16. Headings.

     The section headings used herein are for convenience only and shall not affect the construction hereof.

     SECTION 17. Definitions.

     The terms which follow, when used in this Agreement, shall have the meanings indicated.

     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Basic Prospectus” shall mean the prospectus referred to in Section 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law executive order or regulation to close in New York City.

     “Commission” shall mean the Securities and Exchange Commission.

     “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     “Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

     “Investment Grade” shall mean BBB- or above in the case of ratings assigned by Standard & Poor’s Rating Services and its successors (or its equivalent under any successor ratings category of Standard & Poor’s Rating Services and its successors), or Baa3 on the case or ratings assigned by Moody’s Investors Service, Inc. and its successors (or its equivalent under any successor ratings category of Moody’s Investors Service, Inc. and its successors).

     “Operative Agreements” shall refer collectively to the Indenture, the Securities and this Agreement.

     “Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

     “Registration Statement” shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     “Rule 415”, “Rule 424”, “Rule 430A” and “Rule 462” refer to such rules under the Act.

     “Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

ODYSSEY RE HOLDINGS CORP.

By	/s/ Donald L. Smith

Name: Donald L. Smith
Title: Senior Vice President

By	/s/ Anthony Narciso, Jr.

Name: Anthony J. Narciso, Jr.
Title: Senior Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC
CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES INC.
     as Representatives of the several Underwriters
     named in Schedule I hereto

By:

BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang

Name: Lily Chang
Title: Principal

CREDIT SUISSE FIRST BOSTON LLC

By:	/s/ Sharon Harrison

Name: Sharon Harrison
Title: Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Carl J. Mehldau, Jr.

Name: Carl J. Mehldau, Jr.
Title: Vice President

SCHEDULE I

Principal Amount
Underwriters	of Securities to be Purchased

Banc of America Securities LLC	$25,000,000.00
Credit Suisse First Boston LLC	$25,000,000.00
J.P. Morgan Securities Inc.	$25,000,000.00

Total	$75,000,000.00

SCHEDULE II

Subsidiaries

Odyssey America Reinsurance Corporation

Odyssey Reinsurance Corporation

Hudson Insurance Company

Odyssey UK Holdings Corp.

Newline Holdings UK Limited

Newline Underwriting Management Limited

Newline Corporate Name Limited

Newline Underwriting Limited

Odyssey Holdings Latin America, Inc.

Odyssey Latin America Inc.

First Capital Insurance Limited

Hudson Specialty Insurance Company (formerly General Security
Indemnity Company)

SCHEDULE III

The final opinion in draft form should be attached as Schedule III at the time this Agreement is executed.

     Opinion of Shearman & Sterling LLP, counsel for the Company to be delivered pursuant to Section 6(b) of this Agreement.

     References to the Final Prospectus in this Schedule III include any supplements thereto at the Closing Date.

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement.

(iii) This Agreement has been duly authorized, executed and delivered by the Company.

(iv) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

(v) The Securities have been duly authorized and executed by the Company and assuming the due authentication of the Securities by the Trustee in the manner described in its certificate delivered to you today (which fact we have not determined by an inspection of the Securities), when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will have been duly issued, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be limited by any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

(vi) The Registration Statement, has been declared effective by the Commission under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. The Final Prospectus has been filed pursuant to Rule 424(b) under the Securities Act in the manner and within the time period required by such Rule 424(b).

(vii) Each document filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus appears on its face to have been appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder when it was filed.

(viii) The statements (i) in the Final Prospectus under the captions “Description of the Notes” and “Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders” and (ii) in Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company’s certificate of incorporation or by-law provisions, documents or legal proceedings, or legal conclusions, fairly present and summarize, in all material respects, the matters referred to therein.

(ix) Based upon such counsel’s review of the New York State statutes, rules or regulations, the Delaware General Corporation Law and the relevant U.S. federal laws (the “Requirements of Law”) which in such counsel’s experience are normally applicable to transactions of the type provided for in this Agreement, but without having made any special investigation concerning any other Requirements of Law, no consent, approval, or authorization is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated thereby and by the Final Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws or by the NASD.

(x) The Company is not, and after receipt of payment for the Securities will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws of the State New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

     In addition, such counsel shall state the following in a letter delivered simultaneously with its opinion:

III-2

     Such counsel has examined this Agreement and the originals, or copies identified to their satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons, and such other documents, agreements and instruments as such counsel deemed necessary or appropriate as a basis for the opinions hereinafter expressed. In their examinations, such counsel has assumed the genuineness of all signatures, the authenticity of all documents submitted to them as originals and the conformity with the originals of all documents submitted to them as copies. In rendering the opinions expressed below, such counsel has relied as to factual matters, to the extent such counsel deemed proper, upon the representations and warranties of the Company contained in or made pursuant to this Agreement, certificates of officers of the Company and certificates of public officials. Such counsel has also reviewed and participated in discussions concerning the preparation of the Registration Statement and the Final Prospectus (in each case other than the documents incorporated by reference therein) with certain officers or employees of the Company and its auditors, and with representatives of and counsel to the Underwriters. The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that such counsel cannot and does not assume any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement and the Final Prospectus, except as set forth in paragraph (viii) of such counsel’s opinion letter addressed to you, dated the date hereof.

     Subject to the limitations set forth in the immediately preceding paragraph, such counsel advises you that, on the basis of the information such counsel gained in the course of performing the services referred to above, no facts came to such counsel’s attention which gave it reason to believe that (i) in such counsel’s opinion, the Registration Statement and the Final Prospectus (other than the financial statements, related schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel has not been requested to comment) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and (ii) no facts came to such counsel’s attention which gave it reason to believe that (i) the Registration Statement (other than the financial statements, related schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel has not been requested to comment) at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (i) the Final Prospectus (other than the financial statements, related schedules and other financial or statistical data contained therein or omitted therefrom, as to which such counsel has not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

III-3

SCHEDULE IV

The final opinion in draft form should be attached as Schedule IV at the time this Agreement is executed.

     Opinion of Donald L. Smith, Esq., General Counsel of the Company to be delivered pursuant to Section 6(b) of this Agreement.

     References to the Final Prospectus in this Schedule IV include any supplements thereto at the Closing Date.

(i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Connecticut and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the State of Connecticut) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(ii) Each significant subsidiary of the Company (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and, to the best knowledge of such counsel, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(iii) All of the issued and outstanding capital stock of each such significant subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim.

(iv) Except as described in the Final Prospectus, no stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the certificate of incorporation or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the best knowledge of such counsel, otherwise.

(v) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

(vi) Each of Odyssey America Reinsurance Corporation, Odyssey Reinsurance Corporation, Hudson Insurance Company and Newline Syndicate 1218 (each an

“Insurance Subsidiary”, collectively the “Insurance Subsidiaries”) is duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of the Insurance Subsidiaries to be so licensed would not, individually or in the aggregate, result in a Material Adverse Change (as defined in this Agreement). The Insurance Subsidiaries have made all required filings under applicable insurance statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, result in a Material Adverse Change. Each of the Insurance Subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Final Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, result in a Material Adverse Change, and the Company and each of its Insurance Subsidiaries has not received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by the Company or any of its Insurance Subsidiaries in any case where it could be reasonably expected that (x) the Company and each of its Insurance Subsidiaries would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would result in a Material Adverse Change; and no insurance regulatory authority having jurisdiction over the Company or any of its Insurance Subsidiaries has issued any order or decree impairing, restricting or prohibiting (i) the payment of dividends by any of the Insurance Subsidiaries to its parent or (ii) the continuation of the business of the Company or any of the Insurance Subsidiaries in all material respects as presently conducted.

(vii) The descriptions in the Final Prospectus of U.S. insurance statutes and regulations are accurate in all material respects and fairly summarize in all material respects the information required to be shown and such counsel does not know of any U.S. insurance statutes or regulations required to be described in the Final Prospectus that are not described as required.

(viii) The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of this Agreement, as to which no opinion need be rendered) (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any subsidiary, (iii) will not constitute a breach of, or Default or a Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the best knowledge of such counsel under any material Agreements and Instruments except for such conflicts,

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breaches, Defaults, liens, changes or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change; or (iv) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.

(ix) Except as disclosed in the Final Prospectus, to the best knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(x) To the best knowledge of such counsel, neither the Company nor any subsidiary is in violation of its certificate of incorporation or by-laws or any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary or is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Agreements and Instruments, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

(xi) To the best knowledge of such counsel, there are no Agreements and Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

(xii) Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus complied when it was filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws of the State New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

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     In addition, such counsel shall state the following in a letter delivered simultaneously with his opinion:

     Such counsel has examined this Agreement and the originals, or copies identified to their satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons, and such other documents, agreements and instruments as such counsel deemed necessary or appropriate as a basis for the opinions hereinafter expressed. In their examinations, such counsel has assumed the genuineness of all signatures, the authenticity of all documents submitted to them as originals and the conformity with the originals of all documents submitted to them as copies. In rendering the opinions expressed below, such counsel has relied as to factual matters, to the extent such counsel deemed proper, upon the representations and warranties of the Company contained in or made pursuant to this Agreement, certificates of officers of the Company and certificates of public officials. Such counsel has also reviewed and participated in discussions concerning the preparation of the Registration Statement and the Final Prospectus with certain officers or employees of the Company and its auditors, and with representatives of and counsel to the Underwriters. The limitations inherent in the independent verification of factual matters and in the role of general counsel are such, however, that such counsel cannot and does not assume any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement and the Final Prospectus, except as set forth in paragraph (vii) of such counsel’s opinion letter addressed to you, dated the date hereof.

     Subject to the limitations set forth in the immediately preceding paragraph, such counsel advises you that, on the basis of the information such counsel gained in the course of performing the services referred to above, (i) in such counsel’s opinion, the Registration Statement and the Final Prospectus (other than the financial statements, related schedules and other financial or statistical data contained therein or omitted therefrom, as to which such counsel has not been requested to comment) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and (ii) no facts came to such counsel’s attention which gave him reason to believe that (a) the Registration Statement (other than the financial statements, related schedules and other financial or statistical data contained therein or omitted therefrom, as to which such counsel has not been requested to comment) at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Final Prospectus (other than the financial statements, related schedules and other financial or statistical data contained therein or omitted therefrom, as to which such counsel has not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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